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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 Amendment No. 1
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): December 21, 2006

                            HAMPSHIRE GROUP, LIMITED
             (Exact name of Registrant as specified in its charter)

          Delaware                     000-20201                06-0967107
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
incorporation or organization)                               Identification No.)

       1924 Pearman Dairy Road Anderson, South Carolina           29625
           (Address of principal executive offices)             (Zip code)

                                 (864) 231-1200
                         (Registrant's telephone number
                              including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Explanatory Note

Hampshire Group, Limited (the "Company") filed a Current Report on Form 8-K with the Securities and Exchange Commission on December 28, 2006 (the "Original Filing") under Item 3.01. The Company is filing this Amendment No. 1 on Form 8-K/A to the Original Filing to correct certain typographical errors. References to January 16, 2006 in Item 3.01 of the Original Filing should have read January 16, 2007.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Item 3.01 of the Original Filing is herby amended and restated in its entirety to read as follows:

On December 21, 2006, the Nasdaq Stock Market, Inc. notified Hampshire Group, Limited (the "Company") that the Nasdaq Listing Qualifications Panel (the "Panel") has determined to grant the Company's additional request for the continued listing of the Company's common stock on the Nasdaq Stock Market through January 16, 2007. The Panel indicated that this additional extension represents the full extent of its authority to grant exceptions to the Company. At present, management does not believe that the required financial statements will be completed prior to the extended due date. The Company's inability to produce the financial statements prior to January 16, 2007 may therefore result in delisting of the Company's common stock from the Nasdaq Stock Market.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          HAMPSHIRE GROUP, LIMITED


                                          By: /s/ Heath L. Golden
                                             ------------------------
                                             Name:  Heath L. Golden
                                             Title: Vice President and General
                                                    Counsel


Dated: December 29, 2006